Exhibit 10.46

Dominion Resources, Inc.

2008 Base Salaries for Named Executive Officers

The 2008 base salaries for Dominion’s named executive officers are as follows: Thomas F. Farrell, II, Chairman, President and Chief Executive Officer—$1,200,000; Thomas N. Chewning, Executive Vice President and Chief Financial Officer—$680,500; Mark F. McGettrick, Executive Vice President (President and Chief Executive Officer—Dominion Generation)—$635,000; and Jay L. Johnson, Executive Vice President (Chief Executive Officer – Dominion Virginia Power)—$485,800.